THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$19.19
Market price	US$17.65
Premium/(discount)	(8.03%)
Fund size	US$437.1m
Source: State Street Bank and Trust Company

At 30 April 2009	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	11.8	14.2
Year to date	10.4	17.6
One year	(35.1)	(36.8)
Three years % pa	9.1	(0.6)
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. NAV performance.

*	Source for index data: MSCI.
MANAGER’S COMMENTARY
First-quarter GDP falls 6.1% in the US, Chrysler goes bankrupt and the plague returns — all these ogres were brushed aside by the new bull market, as investors were squeezed back into equities flush with stimulus cash. It is perhaps easier to be optimistic in China than in New York or London. Swiftly executed stimulus measures, together with massive growth in bank credit (renminbi loans increased by 30% in the first quarter alone), are doing their work: China’s GDP growth in the first quarter, through a strange symmetry, was +6.1%. The provincial first-quarter GDP numbers demonstrate the regional disparities in growth, as the north and west, long the laggards, outperform the south and east, areas hurt by the collapse in export demand; exports in March fell by 17% year on year.
As the benefits of an improvement in the cross-strait relationship — finally — emerge, Taiwan stole the limelight in April. The specific catalyst was news of China Mobile’s purchase of a stake in Taiwan’s Far EasTone, which is the starting gun for an open season of mainland companies purchasing Taiwanese assets. This coincides with China’s approval of Taiwan’s participation in the WHO, an agreement allowing financial institutions to operate in each other’s markets and a near tripling in direct flights (Western airline executives would have wept to see the full 747 in which your manager took the 80-minute direct flight from Shanghai to Taipei). The Fund’s weighting in Taiwan is 19.4%. The Fund also has 16.2% invested in A-shares. We expect both of these markets, largely dependent on domestic capital, to outperform Hong Kong, which is more reliant on global institutional capital.

INVESTMENT STRATEGY
The Fund is 98.8% invested with holdings in 69 companies.
In April we added shares in Far East Energy, which announced that it was now producing commercial quantities of coal-bed methane from a high-permeability basin (the company had been de-watering so long that we thought it had drilled into a river). In Taiwan, we also added the components distributor WPG and broker KGI. Over the month we were, however, mostly sellers of stock (Anta, Zijin Mining, Sichuan Expressway, China Energy, TPV, Huabao) to raise cash for our latest direct investment.
In early April we concluded the purchase of a HK$177-million (US$23m) investment in a 12% bond convertible into a 30% stake in Ugent, which controls Afex, the leading printer-cartridge recycling company, and is a subsidiary of the Hong Kong-listed Jackin. Afex collects and imports cartridges from the West, then cleans, refills and re-exports them. Such refilled cartridges provide a low-cost alternative to the printer-makers’ own cartridges. The crackdown in China on illegal copies has boosted business — Afex is now the number-one cartridge recycler in Asia. The credit crisis has removed many of the company’s rivals while stimulating demand for low-cost products. Afex’s ownership of difficult-to-obtain waste import licences is an important barrier to entry; Afex is believed to own the only two valid licences at present. Orders will be boosted in 2009 by co-operation with Imation (IMN US), which is launching an own-brand printer cartridge in the US. So by purchasing Earthwise-brand cartridges, you will not only be saving money, but saving the planet and helping the Fund in the bargain.
The proportion of the portfolio in direct investments is now 21.4%. In the short term, this will tend to hold the fund back as markets rally, but it should contribute significantly once IPO and corporate activity resumes.
Chris Ruffle, Martin Currie Inc*

* Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.
 MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

30 APRIL 2009
FUND DETAILS

Market cap	US$402.1m
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Consumer discretionary	23.4%	4.6%
Consumer staples	18.9%	2.2%
Industrials	14.3%	8.1%
Financials	11.3%	35.0%
Healthcare	10.9%	—
Information technology	9.2%	19.5%
Energy	4.8%	8.8%
Materials	3.2%	6.6%
Utilities	1.6%	5.0%
Telecommunications	1.2%	10.3%
Other assets & liabilities	1.2%	—
Source: State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION
Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	11.8	13.1
Year to date	10.4	6.7
Three years % pa	9.1	3.0
Past performance is not a guide to future returns.
Three year returns are annualized.
Source: State Street Bank and Trust Company
15 LARGEST HOLDINGS (43.2%)

Queenbury Investment (Huiyan)	Consumer discretionary	9.3%
Ugent Holdings	Industrials	5.2%
Shandong Weigao Group	Healthcare	3.9%
Wumart Stores	Consumer staples	3.1%
Far Eastern Department Stores	Consumer discretionary	2.7%
China Huiyuan Juice	Consumer staples	2.2%
HAND Enterprise Solutions	Information technology	2.2%
Shenzhen Agricultural Products	Consumer staples	2.1%
Ruentex Development	Financials	2.1%
Uni-President Enterprises	Consumer staples	2.0%
Chaoda Modern Agriculture	Consumer staples	1.9%
Repurchase Agreement	Other	1.7%
China Metal Products	Materials	1.6%
Ports Design	Information technology	1.6%
Taiwan Secom	Industrials	1.6%
DIRECT INVESTMENTS (21.3%)

Queenbury Investment (Huiyan)	Consumer discretionary	9.3%
Ugent Holdings	Industrials	5.2%
HAND Enterprise Solutions	Information technology	2.2%
Qingdao Bright Moon	Industrials	1.6%
Highlight Tech	Industrials	1.4%
Wuxi Paiho	Industrials	0.8%
China Silicon (Series A Preferred)	Information technology	0.8%
China Silicon	Information technology	0.0%
TECO Optronics	Information technology	0.0%
Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	11.8	17.1	10.4	(35.1)	9.1	14.2	9.8
MSCI Golden Dragon	14.2	26.1	17.6	(36.8)	(0.6)	8.2	6.8
Hang Seng China Enterprise	12.6	27.5	15.1	(35.8)	10.0	17.6	19.2
Shanghai Stock Exchange 180	4.6	28.3	43.8	(32.9)	36.0	19.4	n/a
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2009 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 April 2009.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 April 2009.
10 YEAR DIVIDEND HISTORY CHART
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

30 APRIL 2009

Sector	Company (BBG ticker)	Price		Holding	Value US$	% of portfolio
Hong Kong						22.6%
China Huiyuan Juice	1886HK		HK $5.3	14,055,000	9,666,151	2.2%
Chaoda Modern Agriculture	682 HK		HK $4.4	14,263,357	8,171,470	1.9%
Ports Design	589 HK		HK $11.8	4,549,500	7,161,748	1.6%
Shangri-La Asia	0069 HK		HK $11.5	4,755,555	7,044,312	1.6%
Xinao Gas	2688 HK		HK $10.7	5,084,000	7,006,035	1.6%
China Shineway Pharmaceutical	2877 HK		HK $4.7	11,184,000	6,840,234	1.6%
Golden Meditech	8180 HK		HK $1.1	35,040,000	4,792,537	1.1%
FU JI Food & Catering Services	1175HK		HK $4.1	8,689,000	4,630,366	1.1%
Sina Corp	SINA US		US $28.0	162,700	4,557,227	1.0%
Anta Sports	2020 HK		HK $6.6	5,313,000	4,552,012	1.0%
Intime Department Store Group	1833 HK		HK $2.8	12,568,629	4,524,677	1.0%
Fushan International Energy	639 HK		HK $2.2	16,044,000	4,492,291	1.0%
Natural Beauty Bio-Technology	157 HK		HK $1.0	32,780,000	4,145,057	1.0%
Honghua Group	196 HK		HK $1.3	20,650,000	3,490,493	0.8%
Sinofert	297HK		HK $3.6	7,216,000	3,361,238	0.8%
TPV Technology	903 HK		HK $2.6	9,552,000	3,179,871	0.7%
Huabao International	336 HK		HK $5.5	4,255,000	3,019,658	0.7%
Yorkey Optical International	2788 HK		HK $1.2	15,476,926	2,396,412	0.6%
China Rare Earth	769 HK		HK $1.0	17,436,000	2,272,290	0.5%
SPG Land	1688 HK		HK $1.4	11,037,000	1,979,527	0.5%
Chinasoft International	8216 HK		HK $0.6	19,230,000	1,488,765	0.3%

Singapore						4.8%
Hsu Fu Chi International	HFCI SP		SG $1.1	9,484,000	6,740,126	1.5%
China Fishery Group	CFG SP		SG $0.8	12,050,000	6,157,738	1.4%
China Milk Products Group	CMILK SP		SG $0.4	11,607,000	3,024,600	0.7%
CDW	CDW SP		SG $0.1	59,708,000	2,525,805	0.6%
Financial One Corp	FIN SP		SG $0.3	12,030,000	2,442,722	0.6%

Hong Kong ‘H’ shares						9.0%
Shandong Weigao Group	8199 HK		HK $14.6	9,004,000	17,008,737	3.9%
Wumart Stores	995 HK		HK $6.9	15,126,000	13,505,967	3.1%
ZTE Corp	763 HK		HK $26.4	1,461,926	4,961,085	1.1%
Zijin Mining	2899 HK		HK $6.0	4,670,000	3,609,435	0.8%
Sichuan Expressway	107 HK		HK $2.0	422,000	106,724	0.1%

Taiwan						19.3%
Far Eastern Department Stores	2903 TT		NT $20.8	18,511,584	11,613,992	2.7%
Ruentex Development	9945 TT		NT $23.4	12,694,000	8,981,196	2.1%
Uni-President Enterprises	1216 TT		NT $33.3	8,728,581	8,775,162	2.0%
China Metal Products	1532 TT		NT $26.3	9,019,881	7,172,596	1.6%
Taiwan Secom	9917 TT		NT $50.0	4,738,000	7,155,671	1.6%
Lien Hwa Industrial	1229 TT		NT $14.1	15,919,692	6,786,934	1.6%
Yuanta Financial	2885 TT		NT $19.4	10,520,593	6,171,089	1.4%
FamilyMart	5903 TT		NT $53.0	3,777,652	6,053,655	1.4%
HTC Corp	2498 TT		NT$448.0	438,000	5,932,968	1.3%
WPG Holdings	3702 TT		NT $27.5	6,320,000	5,245,408	1.2%
Synnex Technology	2347 TT		NT $48.0	2,553,855	3,706,443	0.9%
Merry Electronics	2439 TT		NT $32.5	3,584,340	3,522,187	0.8%
KGI Securities	6008 TT		NT $12.0	8,800,000	3,179,585	0.7%

United Kingdom						1.5%
China Medical System Holdings	CMSH LN		£1.2	3,623,188	6,675,638	1.5%

United States						3.8%
Far East Energy	FEEC US		US $0.37	13,250,059	4,902,522	1.1%
Mindray Medical International	MR US	US$	22.82	191,700	4,374,594	1.0%
WuXi PharmaTech Cayman	WX US		US $5.77	696,990	4,021,632	0.9%
The9	CMED US		US $9.32	352,300	3,297,528	0.8%

Equity linked securities (‘A’ shares)						16.5%
CITIC Securities			US $3.6	3,166,200	11,253,165	2.6%
Shenzhen Agricultural			US $2.3	4,000,000	9,368,312	2.1%
Wuliangye Yibin			US $2.4	2,857,007	6,936,813	1.6%
Suning Appliance			US $2.2	2,874,013	6,282,592	1.4%
China Yangtze Power			US $1.4	4,169,077	6,018,671	1.4%
Shanghai Yuyuan Tourist Board			US $2.7	216,820,000	5,945,630	1.4%
Zhejiang Guyuelongshan			US $1.0	5,373,000	5,417,886	1.2%
Daqin Railway			US $1.4	3,807,000	5,311,835	1.2%
Shanghai Zhenhua Port Machinery			US $1.8	2,833,192	4,982,896	1.1%
Ping An Insurance			HK48.5	614,500	3,837,627	0.9%
Shanghai International Airport			US $2.0	1,816,700	3,651,567	0.8%
Dalian Zhangzidao Fishery			US $2.9	1,100,565	3,219,153	0.8%

Sector	Company (BBG ticker)	Price		Holding	Value US$	% of portfolio
Direct						21.3%
Queenbury Investment (Huiyan)		US$	90345.0	450	40,655,250	9.3%
Ugent Holdings			HK $100.0	177,000,000	22,838,562	5.2%
HAND Enterprise Solutions			US $18.9	500,000	9,430,000	2.2%
Qingdao Bright Moon			US $0.2	31,827,172	6,937,719	1.6%
Highlight Tech			US $1.8	3,366,893	5,999,999	1.4%
Wuxi Paiho			US $0.3	11,734,701	3,680,002	0.8%
China Silicon (Series A Preferred)			US $133.0	27,418	3,646,594	0.8%
China Silicon			—	293,068	—	—
China Silicon (Warrants)			—	685,450	—	—
teco Optronics			—	1,861,710	—	—

Other assets & liabilities					5,286,561	1.2%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

è	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.